CCN: 0000017134-01

FIRST AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT

This Amendment made as of October 1st, 2018, (Effective Date) to the Investment Subadvisory Agreement made as of the 16th day of October 2012 between USAA ASSET MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principle place of business in San Antonio, Texas (AMCO) and BRANDES INVESTMENT PARTNERS, L.P., a limited partnership organized under the laws of the state of Delaware and having its principle place of business in San Diego, California, (Subadviser).

AMCO and Subadviser agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. SCHEDULE B. Schedule B of the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto.

2. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Except as provided herein, this Amendment may not be amended or otherwise modified except in writing signed by all the parties hereto.

3. EFFECT OF AMENDMENT. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. On and after the date hereof, each reference to the Agreement in the Agreement and all exhibits thereto shall mean and be a reference to the Agreement as amended by this Amendment. The parties agree that the Exhibits to the Agreement, as amended by this Amendment, form a part of the Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the parties hereto.

USAA ASSET MANAGEMENT COMPANY	BRANDES INVESTMENT PARTNERS, L.P.
By: [signature]	By: [signature]
Name: Preeti Tample	Name: CHRISTOPHER GARRETT
Title: Supply Chain Mgr -Senior	Title: DIRECTOR
Date: 10/4/2018	Date: 10/1/18

SCHEDULE B

FEES

Fund	Account Rate per annum of the average daily net assets of the Fund Account
Emerging Markets Fund	• First $500 Million - 65 basis points • Over $500 Million - 60 basis points

In addition, Subadvisor will apply a 5 basis point Distribution Platform Discount to the above fee schedule.

CCN: 0000017158-01

FIRST AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT

This Amendment made as of 10/1/ , 2018, (the Effective Date) to the Investment Subadvisory Agreement made as of the 16th day of May 2017 between USAA ASSET MANAGEMENT COMPANY, a corporation organized under the laws of the State of Delaware and having its principle place of business in San Antonio, Texas (AMCO) and CLARIVEST ASSET MANAGEMENT LLC, a limited liability company organized under the laws of the state of Delaware and having its principle place of business in San Diego, California (ClariVest).

AMCO and ClariVest agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. SCHEDULE B. Schedule B of the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto.

2. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Except as provided herein, this Amendment may not be amended or otherwise modified except in writing signed by all the parties hereto.

3. EFFECT OF AMENDMENT. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. On and after the date hereof, each reference to the Agreement in the Agreement and all exhibits thereto shall mean and be a reference to the Agreement as amended by this Amendment. The parties agree that the Exhibits to the Agreement, as amended by this Amendment, form a part of the Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the parties hereto.

USAA ASSET MANAGEMENT COMPANY

By: [signature]

Name: Preeti Temple

Title: Senior Supply Chain

Date: 10/4/2018

CLARIVEST ASSET MANAGEMENT LLC

By: [signature]

Name: Tiffany A. Ayres

Title: Exec. VP, GC, CCO

Date: September 26, 2018

SCHEDULE B

FEES

Fund	Account Rate per annum of the average daily net assets of the Fund Account
USAA Small Cap Stock Fund	First $125 Million - 47 basis points Next $125 Million - 45 basis points Above $250 Million - 43 basis points

CCN: 0000017106-01

FIRST AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT

This Amendment made as of Sept. 25th, 2018 (the Effective Date) to the Investment Subadvisory Agreement made as of the 11th day of July 2012 between USAA ASSET MANAGEMENT COMPANY a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and GRANAHAN INVESTMENT MANAGEMENT, INC., a corporation organized under the laws of the state of Massachusetts and having its principle place of business in Waltham, Massachusetts (Granahan).

AMCO and Granahan agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. SCHEDULE B. Schedule B of the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto.

2. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Except as provided herein, this Amendment may not be amended or otherwise modified except in writing signed by all the parties hereto.

3. EFFECT OF AMENDMENT. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. On and after the date hereof, each reference to the Agreement in the Agreement and all exhibits thereto shall mean and be a reference to the Agreement as amended by this Amendment. The parties agree that the Exhibits to the Agreement, as amended by this Amendment, form a part of the Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the parties hereto.

USAA ASSET MANAGEMENT COMPANY	**GRANAHAN ASSET MANAGEMENT, INC.**
By: [signature]	By: Jane M White
Name: Preeti Temple	Name: Jane M. White
Title: Supply Chain Mgr-Senior	Title: CEO
Date: 10/4/2018	Date: 9/25/18

SCHEDULE B

FEES

Fund	**Account Rate per annum of the average daily net assets of the Fund Account**
Small Cap Stock Fund	Small Cap Core Growth Mandate First $250 Million - 55 basis points Next $250 Million - 52 basis points Above $500 Million - 45 basis points

CCN: 0000017277-02

SECOND AMENDMENT TO

INVESTMENT SUBADVISORY AGREEMENT

This Amendment made as of 10/3/18, (the Effective Date) to the Investment Subadvisory Agreement made as of the 16th day of October 2012 between USAA ASSET MANAGEMENT COMPANY a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and LAZARD ASSET MANAGEMENT LLC, a limited liability company organized under the laws of the state of Delaware and having its principle place of business in New York, New York (Lazard).

AMCO and Lazard agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. SCHEDULE B. Schedule B of the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto.

2. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Except as provided herein, this Amendment may not be amended or otherwise modified except in writing signed by all the parties hereto.

3. EFFECT OF AMENDMENT. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. On and after the date hereof, each reference to the Agreement in the Agreement and all exhibits thereto shall mean and be a reference to the Agreement as amended by this Amendment. The parties agree that the Exhibits to the Agreement, as amended by this Amendment, form a part of the Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the parties hereto.

USAA ASSET MANAGEMENT COMPANY	**LAZARD ASSET MANAGEMENT LLC**
By: [signature]	By: [signature]
Name: Preeti Temple	Name: Nathan A. Paul
Title: Senior Supply Chain Mgr	Title: Chief Business Officer

CCN: 0000017277-02

Date: 10/4/2018 Date: 10/3/18

SCHEDULE B

FEES

Fund	Account Rate per annum of the average daily net assets of the Fund Account
Emerging Markets Fund	1. First $200 Million - 65 basis points 2. Next $200 Million - 55 basis points 3. Next $200 Million - 50 basis points 4. Above $600 Million - 45 basis points
International Fund	1. First $100 Million - 48 basis points 2. Next $150 Million - 45 basis points 3. Next $350 Million - 37 basis points 4. Above $600 Million - 34 basis points

CCN: 1017614000-02

SECOND AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT

This Amendment made as of October 1, 2018 (the Effective Date) to the Investment Subadvisory Agreement made as of the 1st day of August 2006 between USAA INVESTMENT MANAGEMENT COMPANY (IMCO), as transferred to USAA ASSET MANAGEMENT COMPANY (AMCO) pursuant to the Transfer and Assumption Agreement dated December 31, 2011, each a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a corporation organized under the laws of the state of Delaware and having its principle place of business in Boston, Massachusetts (MFS).

AMCO and MFS agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. SCHEDULE B. Schedule B of the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto.

2. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Except as provided herein, this Amendment may not be amended or otherwise modified except in writing signed by all the parties hereto.

3. EFFECT OF AMENDMENT. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. On and after the date hereof, each reference to the Agreement in the Agreement and all exhibits thereto shall mean and be a reference to the Agreement as amended by this Amendment. The parties agree that the Exhibits to the Agreement, as amended by this Amendment, form a part of the Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement.

IN WITNESS WHEREOF, each of the parties has caused this Amendment to be signed and delivered by its duly authorized representative.

USAA ASSET MANAGEMENT COMPANY

By: [signature]

Name: Preeti Temple

Title: Senior Supply Chain Mgr

Date: 10/4/2018

MASSACHUSETTS FINANCIAL SERVICES COMPANY

By: [signature]

Name: Carol W. Geremia

Title: President

Date: 10/1/18

SCHEDULE B

FEES

Fund	Account Rate per annum of the average daily net assets of the Fund Account*
International Fund	First $2.0 Billion - 33 basis points Next $1.0 Billion - 30 basis points Next $1.0 Billion - 25 basis points Above $4.0 Billion - 22.5 basis points
World Growth Fund	First $2.0 Billion - 33 basis points Next $1.0 Billion - 30 basis points Next $1.0 Billion - 25 basis points Above $4.0 Billion - 22.5 basis points

**The average daily net assets for the purpose of calculating the subadvisory fee shall be determined by combining the average daily net assets of the International Fund and the average daily net assets of the World Growth Fund subadvised by MFS.*

CCN: 0000016988-01

FIRST AMENDMENT TO INVESTMENT SUBADVISORY AGREEMENT

This Amendment made as of 10/1/2018, (the Effective Date) to the Investment Subadvisory Agreement made as of the 1st day of August 2013 between USAA ASSET MANAGEMENT COMPANY a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas (AMCO) and VICTORY CAPITAL MANAGEMENT INC., a corporation organized under the laws of the state of New York and having its principle place of business in Cleveland, Ohio (Subadviser).

AMCO and Subadviser agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. SCHEDULE B. Schedule B of the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto.

2. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Except as provided herein, this Amendment may not be amended or otherwise modified except in writing signed by all the parties hereto.

3. EFFECT OF AMENDMENT. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. On and after the date hereof, each reference to the Agreement in the Agreement and all exhibits thereto shall mean and be a reference to the Agreement as amended by this Amendment. The parties agree that the Exhibits to the Agreement, as amended by this Amendment, form a part of the Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the parties hereto.

USAA ASSET MANAGEMENT COMPANY

By: [signature]

Name: Preeti Temple

Title: Senior Supply Chain Mgr

Date: 10/4/2018

VICTORY CAPITAL MANAGEMENT INC.

By: [signature]

Name: Michael Policarpo

Title: COO

Date: 9/25/2018

CCN: 0000016988-01

SCHEDULE B

FEES

Fund	Account Rate per annum of the average daily assets of the Fund Account
Emerging Markets Fund	55 basis points

AMENDMENT No. 5 to
INVESTMENT SUBADVISORY AGREEMENT

This Amendment made as of October 1, 2018, (the Effective Date) to the Investment Subadvisory Agreement made as of the 1st day of August 2006 between USAA INVESTMENT MANAGEMENT COMPANY, as transferred to USAA ASSET MANAGEMENT COMPANY (AMCO) pursuant to the Transfer and Assumption Agreement dated December 31, 2011, each a corporation organized under the laws of the state of Delaware and having its principal place of business in San Antonio, Texas and WELLINGTON MANAGEMENT COMPANY LLP, a limited liability partnership organized under the laws of the State of Delaware and having its principal place of business in Boston, Massachusetts (Wellington Management).

AMCO and Wellington Management agree to modify and amend the Investment Subadvisory Agreement described above (Agreement) as follows:

1. SCHEDULE B. Schedule B of the Agreement is deleted in its entirety and replaced with the Schedule B attached hereto.

2. MISCELLANEOUS. This Amendment may be executed in any number of counterparts, each of which will be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Except as provided herein, this Amendment may not be amended or otherwise modified except in writing signed by all the parties hereto.

3. EFFECT OF AMENDMENT. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. On and after the date hereof, each reference to the Agreement in the Agreement and all exhibits thereto shall mean and be a reference to the Agreement as amended by this Amendment. The parties agree that the Exhibits to the Agreement, as amended by this Amendment, form a part of the Agreement and shall have the same force and effect as if expressly set out in the body of the Agreement.

IN WITNESS WHEREOF, this Amendment has been duly executed by authorized representatives of the Parties hereto.

USAA ASSET MANAGEMENT COMPANY

By: [signature]

Name: Preeti Temple

Title: Senior Supply Chain-Mgr

Date: 10/4/2018

WELLINGTON MANAGEMENT COMPANY LLP

By: Michael Boudens

Name: [signature]

Title: Managing Director

Date: 10/3/2018

SCHEDULE B

FEES

Fund	**Account Rate per annum of the average daily net assets of the Fund Account**
Science & Technology Fund	First $100 Million – 45 bps Above $100 Million – 35 bps
International Fund	First $700 Million – 45 bps Above $700 Million – 42.5 bps
Small Cap Fund	First $250Million –60 bps Over $250 Million – 55 bps